Supplement dated March 15, 2010 to the

variable annuity prospectuses for

MassMutual Transitions Select

dated December 16, 2009

Flex Extra

Panorama Passage

Panorama Premier

MassMutual Artistry

MassMutual Evolution

MassMutual RetireEase Select

MassMutual Transitions

all dated May 1, 2009

Effective March 15, 2010, the MML Equity Fund is sub-advised by Loomis, Sayles & Company, L.P. and OppenheimerFunds, Inc.

To reflect this change the prospectuses are revised as shown below.

1.	For the MassMutual Transitions Select and MassMutual Evolution prospectuses, in the “Funds” appendices, in the MML Equity Fund row, the sub-adviser names are changed to read Loomis, Sayles & Company, L.P. and OppenheimerFunds, Inc.

2.	For all other prospectuses, in “Investment Choices – The Funds,” in the MML Equity Fund row, the sub-adviser names are changed to read Loomis, Sayles & Company, L.P. and OppenheimerFunds, Inc.

3.	For all prospectuses, except Flex Extra, in the “Condensed Financial Information” appendix, the MML Oppenheimer/Bernstein Equity sub-account is now known as the MML Oppenheimer/Loomis Sayles Equity sub-account.